宏利營造集團
WANG & LEE GROUP, Inc.
香港觀塘大業街3號榮泰工業大廈5樓
5/F, WING TAI FACTORY BUILDING, 3 TAI YIP STREET
KWUN TONG, KOWLOON, HONG KONG.
TEL: (852) 2889 1313 FAX: (852) 2889 1310
E-MAIL: info@wangnlee.com.hk
WEB: www.wangnlee.com.hk

Date: 1 December 2021 Ref: WGEC-21-01

PRIVATE & CONFIDENTIAL

Mr. HO Pui Lung
Flat G, 62/F Tower 10,
Metro Town,
8 King Ling Road,
Tseung Kwan O,
NT, Hong Kong

Dear Mr. HO Pui Lung,

RE: EMPLOYMENT CONTRACT

We are pleased to offer you employment with this Company subject to satisfactory reference check, as Chief Executive Officer, which shall take effect not later than 1 December 2021.

The principal terms and conditions of your employment are summarized below:

1. SALARY

Your monthly salary is HK$33,500 per month and pays on every beginning of the month. Subsequent salary revision is generally carried out annually.

2. WORKING HOURS

Unless otherwise required, the normal working hours is from 09:00 to 18:00 on Monday to Friday, 09:00 to 13:00 on Saturday by routine schedule.

3. COMPENSATION FOR FOREFEITURE

In the event that you fail to show up for appointment after signifying your acceptance of this offer, you should compensate seven days' salary to the Company as forfeiture.

4. PROBATION

You are required to undergo a probation of three months. During probation, either party can terminate the employment by giving to the other one day notice within first month and not less than 7 days' notice within second and third month or payment in lieu. Upon completion of probation and subject to mutual agreement, one month's notice or payment in lieu is required for termination of employment.

5. BENEFITS

i) Discretionary End of Year Bonus

There will be a discretionary end of year bonus for every full year of service. The payment, if any, is entirely at the discretion of the Company. The calculation of the bonus is primarily based on your performance and contribution to the Company.

ii) Annual Leave

You will be entitled to twenty-one working days holiday for each completed year of service. Take of annual leave in the first year of service is generally not encouraged.

iii) Sickness Allowance

You are entitled to sickness allowance according to the rules of the provisions of the Employment ordinance, with an appropriate medical certificate in support of sick leave.

6. WORK ARRANGEMENTS DURING BAD WEATHER

You are not required to work when either typhoon signal no. 8 or above or black rainstorm warning is hoisted. No wages will be deducted during the period. You are required to resume duty if either the typhoon signal no. 8 is lowered or black rainstorm warning is cancelled not less than 2 hours before close of working hours.

7. CONDUCT & DISCIPLINE

You are expected to perform the duties assigned to you in a loyal, efficient and trustworthy manner. You are further expected to devote the whole of your time and attention to serving the Company, and not be engaged either directly or indirectly in other occupation of any kind without the prior written consent of this Company. You may be summarily dismissed by this Company without notice or payment in lieu on grounds of misconduct if you are found to be willfully disobedient, guilty of fraud or dishonesty.

Please confirm your understanding and acceptance of the above terms and conditions of employment by signing and returning the duplicate of this letter. The original is for your retention.

Yours sincerely,
For and on behalf of
WANG & LEE GROUP, Inc.

Ho Pui Lung
Chairman and Director
Date: 1 December 2021

WANG & LEE GROUP, Inc. 宏利營造集團

Company Chop

I understand and accept the above terms and shall commence duty on 1 December 2021.

Ho Pui Lung
HK I.D No.: K504689(0)
Date: 1 December 2021

宏利營造集團
WANG & LEE GROUP, Inc.
香港觀塘大業街 3 號榮泰工業大廈 5 樓
5/F, WING TAI FACTORY BUILDING, 3 TAI YIP STREET
KWUN TONG, KOWLOON, HONG KONG.
TEL: (852) 2889 1313 FAX: (852) 2889 1310
E-MAIL: info@wangnlee.com.hk
WEB: www.wangnlee.com.hk

Date: 1 December 2021 Ref: WGEC-21-02

PRIVATE & CONFIDENTIAL

Mr. MA Yuk Ming
Rm 3406, 34/F
Hong Yun House,
Tsz Hong Estate,
Tsz Wan Shan,
Klw, Hong Kong

Dear Mr. MA Yuk Ming,

RE: EMPLOYMENT CONTRACT

We are pleased to offer you employment with this Company subject to satisfactory reference check, as Chief Financial Officer, which shall take effect not later than 1 December 2021.

The principal terms and conditions of your employment are summarized below:

1. SALARY

Your monthly salary is HK$30,000 per month and pays on every beginning of the month. Subsequent salary revision is generally carried out annually.

2. WORKING HOURS

Unless otherwise required, the normal working hours is from 09:00 to 18:00 on Monday to Friday, 09:00 to 13:00 on Saturday by routine schedule.

3. COMPENSATION FOR FOREFEITURE

In the event that you fail to show up for appointment after signifying your acceptance of this offer, you should compensate seven days' salary to the Company as forfeiture.

4. PROBATION

You are required to undergo a probation of three months. During probation, either party can terminate the employment by giving to the other one day notice within first month and not less than 7 days' notice within second and third month or payment in lieu. Upon completion of probation and subject to mutual agreement, one month's notice or payment in lieu is required for termination of employment.

5. BENEFITS

i) Discretionary End of Year Bonus
There will be a discretionary end of year bonus for every full year of service. The payment, if any, is entirely at the discretion of the Company. The calculation of the bonus is primarily based on your performance and contribution to the Company.

ii) Annual Leave
You will be entitled to twenty-one working days holiday for each completed year of service. Take of annual leave in the first year of service is generally not encouraged.

iii) Sickness Allowance
You are entitled to sickness allowance according to the rules of the provisions of the Employment ordinance, with an appropriate medical certificate in support of sick leave.

6. WORK ARRANGEMENTS DURING BAD WEATHER

You are not required to work when either typhoon signal no. 8 or above or black rainstorm warning is hoisted. No wages will be deducted during the period. You are required to resume duty if either the typhoon signal no. 8 is lowered or black rainstorm warning is cancelled not less than 2 hours before close of working hours.

7. CONDUCT & DISCIPLINE

You are expected to perform the duties assigned to you in a loyal, efficient and trustworthy manner. You are further expected to devote the whole of your time and attention to serving the Company, and not be engaged either directly or indirectly in other occupation of any kind without the prior written consent of this Company. You may be summarily dismissed by this Company without notice or payment in lieu on grounds of misconduct if you are found to be willfully disobedient, guilty of fraud or dishonesty.

Please confirm your understanding and acceptance of the above terms and conditions of employment by signing and returning the duplicate of this letter. The original is for your retention.

Yours sincerely,
For and on behalf of
WANG & LEE GROUP, Inc.

Ho Pui Lung
Chairman and Director
Date: 1 December 2021

Company Chop

I understand and accept the above terms and shall commence duty on 1 December 2021.

MA Yuk Ming
HK I.D No.: K465044(1)
Date: 1 December 2021